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                                                                    Exhibit 10.3


                                 AMENDMENT NO. 2
                                       to
                      Amended and Restated Credit Agreement
                         dated as of September 26, 2000

         This AMENDMENT NO. 2 to Amended and Restated Credit Agreement is made and entered into as of September 27, 2002 (this "Amendment") by and among SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), SUMMIT PROPERTIES, INC., a Maryland corporation (the "Parent Guarantor"), the financial institutions party to the Credit Agreement (hereinafter defined) from time to time (the "Lenders"), WACHOVIA BANK. NATIONAL ASSOCIATION, formerly known as First Union National Bank ("Wachovia"), as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders, WACHOVIA SECURITIES, INC., successor to First Union Securities, Inc., as Sole Lead Arranger and Book Manager (in such capacity, the "Arranger"), Wachovia, as Syndication Agent for the Lenders (in such capacity, the "Syndication Agent"), and BANK OF AMERICA, N.A., as Documentation Agent for the Lenders (in such capacity, the "Documentation Agent").

                              PRELIMINARY STATEMENT

         The Borrower, the Parent Guarantor, the Lenders, the Administrative Agent, the Arranger, the Syndication Agent and the Documentation Agent are parties to an Amended and Restated Credit Agreement, dated as of September 26, 2000, as amended by Amendment No. 1 thereto, dated July 6, 2001 (such Amended and Restated Credit Agreement, as from time to time amended, modified, supplemented or restated, being herein known as the "Credit Agreement").

         The Borrower has requested that the Administrative Agent and the Lenders make certain amendments to the Credit Agreement, and the Lenders have agreed to do so, upon and subject to the terms, conditions and provisions of this Amendment.

         NOW, THEREFORE, in consideration of the Credit Agreement, the Advances made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1.  Cross References and Definitions.

         (a) Reference is made to the Credit Agreement. Upon and after the effectiveness of this Amendment as provided in Section 4 hereof, all references to the Credit Agreement in the Credit Agreement or in any other Loan Document shall mean the Credit Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not, and will not, amend, modify or supplement any provision of or constitute a consent to or a waiver of any noncompliance with the provisions of the Credit Agreement and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect.

         (b) Capitalized terms used in this Amendment without definition shall have the meanings ascribed to such terms in the Credit Agreement.
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         Section 2. Amendments to Credit Agreement. Effective as provided in
Section 4, the Loan Agreement is hereby amended as follows:

         (a) The definition of "CAPITALIZATION RATE" in Section 1.2, CERTAIN DEFINED TERMS, is amended by deleting the figure "9.00%" and by substituting in lieu thereof the figure "8.50%."

         (b) The definitions of the terms "ELIGIBLE STABILIZED UNENCUMBERED PROPERTY," "ELIGIBLE UNENCUMBERED CONDOMINIUM PROPERTY," and "ELIGIBLE UNSTABILIZED UNENCUMBERED PROPERTY" are amended NUNC PRO TUNC from the Closing Date through (but not after) the date that the Borrower and the Parent Guarantor comply with the requirements of Section 9 of this Amendment, by deleting the terms "Subsidiary Guarantor" contained in each such defined term and by substituting in lieu thereof the term "Subsidiary."

         (c) The definition of "IMPLIED CAPITALIZATION VALUE" in Section 1.2, CERTAIN DEFINED TERMS, is amended by deleting clause (a) and by substituting the following in lieu thereof:

                  "(a) the sum of: (i) in the case of Stabilized Properties acquired during such Fiscal Quarter, 100% of the costs basis of such Stabilized Properties as of the end of such Fiscal Quarter; and

                           (ii) in the case of Stabilized Properties that have been owned for one, two or three consecutive Fiscal Quarters then ending, the product of (x) the Borrower's Consolidated EBITDA from such Stabilized Properties for the Fiscal Quarter then ending (provided, in the event any Property has been sold in such Fiscal Quarters, the Borrower's Consolidated EBITDA from each such Property shall not be included in the calculation of this clause (a)(ii)(x)), annualized (i.e. multiplied by four (4)), less Replacement Reserves for such Stabilized Properties divided by (y) the Capitalization Rate; and

                           (iii) in the case of Stabilized Properties that have been owned for at least four consecutive Fiscal Quarters, the product of (x) the Borrower's Consolidated EBITDA from such Stabilized Properties for the four consecutive Fiscal Quarters then ending (provided, in the event any Property has been sold in such Fiscal Quarters, the Borrower's Consolidated EBITDA from each such Property shall not be included in the calculation of this clause (a)(iii)(x)) less Replacement Reserves for such Stabilized Properties divided by (y) the Capitalization Rate;"

         (d) The definition of "REPLACEMENT RESERVES" in Section 1.2, CERTAIN DEFINED TERMS, is amended in its entirety to read as follows:

                  "REPLACEMENT RESERVES" means, with respect to any Completed Property of any Person for any period, an allowance for a normal level of recurring capital expenditures and lease commissions equal to $225 multiplied by (i) in the case such Completed Property is owned by the Borrower or a Subsidiary of the Borrower, the number of apartment units on such Completed Property and (ii) in the case such Completed Property is owned by an Unconsolidated Joint Venture of the Borrower, the product of (x) the Borrower's pro-rata beneficial interest in such

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         Unconsolidated Joint Venture and (y) the number of apartment units on such Completed Property.

         (e) The definition of "UNENCUMBERED ASSET VALUE" in Section 1.2, CERTAIN DEFINED TERMS, is amended as follows:

                  (i) By deleting clause (a)(i) and by substituting the following in lieu thereof:

                  "(i) (A) the difference between (x) (1) in the case of Eligible Stabilized Unencumbered Property that has been owned for one, two or three consecutive Fiscal Quarters then ending, the Net Operating Income for such Eligible Stabilized Unencumbered Property for the Fiscal Quarter then ending, annualized (i.e. multiplied by four (4)), and (2) in the case of Eligible Stabilized Unencumbered Property that has been owned for at least four consecutive Fiscal Quarters then ending, the Net Operating Income for such Eligible Stabilized Unencumbered Property for the four consecutive Fiscal Quarters then ending, less (y) the applicable Replacement Reserves for each such Eligible Stabilized Unencumbered Property divided by (B) the Capitalization Rate; plus"

                  (ii) By deleting clause (b) and by substituting the following in lieu thereof:

                  "(b) with respect to any Eligible Stabilized Unencumbered Property acquired during such Fiscal Quarter, 100% of the costs basis of such Eligible Stabilized Unencumbered Property as of the end of such Fiscal Quarter."

         (f) The definition of "UNENCUMBERED JV ASSET VALUE" in Section 1.2, CERTAIN DEFINED TERMS, is amended as follows:

                  (i) By deleting clause (a)(i) and by substituting the following in lieu thereof:

                  "(i) (A) the difference between (x) (1) in the case of Eligible Stabilized JV Unencumbered Property that has been owned for one, two or three consecutive Fiscal Quarters then ending, the Borrower's beneficial interest in the Net Operating Income for each Eligible Stabilized JV Unencumbered Property for the Fiscal Quarter then ending, annualized (i.e. multiplied by four (4)), and (2) in the case of Eligible Stabilized JV Unencumbered Property that has been owned for at least four consecutive Fiscal Quarters then ending, the Borrower's beneficial interest in the Net Operating Income for each Eligible Stabilized JV Unencumbered Property for the four consecutive Fiscal Quarters then ending, less (y) the Borrower's beneficial interest of the applicable Replacement Reserves for each such Eligible Stabilized JV Unencumbered Property divided by (B) the Capitalization Rate; plus"

                  (ii) By deleting clause (b) and by substituting the following in lieu thereof:

                  "(b) with respect to any Eligible Stabilized JV Unencumbered Property acquired during such Fiscal Quarter, 100% of the Borrower's

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         beneficial interest in the costs basis of such Eligible Stabilized JV
         Unencumbered Property as of the end of such Fiscal Quarter."

         (g) Section 9.2(b), DIVIDENDS, is amended in its entirety to read as follows:

                  "(b) DIVIDENDS. Pay Dividends on any class of its capital stock or equity interests, as applicable, and make any other distribution or payment on account of or in redemption, retirement or purchase of such, capital stock or equity interest; provided, however, so long as no Event of Default has occurred and is continuing under
         Section 10.1(a) hereof, (a) each of the Parent Guarantor and the Borrower may pay Dividends in respect of its preferred equity and (b) each of the Borrower and the Parent Guarantor may pay Dividends (excluding from such calculation Dividends in respect of the Parent Guarantors' and the Borrower's preferred equity) as long as such Dividends in any period of four consecutive Fiscal Quarters do not exceed the following amounts: (i) from and after the effective date of this Amendment through and including December 31, 2003, 100% of the Consolidated Funds From Operations of the Parent Guarantor for such period of four consecutive Fiscal Quarters, or such greater amount as may be required to maintain REIT status, and (ii) from and after December 31, 2003, 95% of the Consolidated Funds From Operations of the Parent Guarantor for such period of four consecutive Fiscal Quarters, or such greater amount as may be required to maintain REIT status."

         (h) Section 9.3(c), SECURED TOTAL FUNDED DEBT TO IMPLIED CAPITALIZATION VALUE, is amended by deleting the figure ".40:1.0" and substituting in lieu thereof the figure ".35:1.0."

         (i) Section 9.3(g), DEVELOPMENT RATIO, is amended by deleting the figure ".25:1.0" and substituting in lieu thereof the figure ".20:1.0."

         Section 3. References to First Union National Bank. Effective April 1, 2002, Wachovia Bank, N.A. merged into First Union National Bank, and First Union National Bank, the survivor of such merger, changed its name to Wachovia Bank, National Association. Wherever in the Credit Agreement or any of the other Loan Documents, reference is made to "First Union National Bank" or "Wachovia Bank, N.A.," such reference shall be deemed to be a reference to "Wachovia Bank, National Association."

         Section 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the first date on which (1) the Administrative Agent shall have charged to the Borrower's loan account with each Lender consenting to this Amendment the principal sum equal to such consenting Lender's Commitment times 0.10%, and (2) the Administrative Agent shall have received:

         (a) counterparts of this Amendment in sufficient copies for each Lender and the Borrower, duly executed and delivered by the Borrower, the Parent Guarantor, the Administrative Agent, the Arranger, the Syndication Agent, the Documentation Agent and the Majority Lenders;

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         (b) a Consent and Confirmation of Guarantors duly executed and delivered by each of the Subsidiary Guarantors; and

         (c) such other documents and instruments as the Administrative Agent or the Lenders may reasonably request.

         Section 5. Representations and Warranties. Each Loan Party hereby makes the following representations and warranties to the Administrative Agent and the
Lenders:

         (a) After giving effect to this Amendment, each Loan Party is in compliance with all of the terms and provisions set forth in the Credit Agreement and in the other Loan Documents to be observed or performed by such Loan Party, and no Event of Default exists;

         (b) The execution and delivery of this Amendment have been duly authorized by all necessary action of each Loan Party; and

         (c) All of the representations and warranties made by each Loan Party in the Credit Agreement are true and correct on and as of the date hereof, except for (i) representations and warranties that speak as of a specified earlier date and which remain true and correct in all material respects as of such earlier date and (ii) changes in facts and circumstances permitted by the terms of the Credit Agreement.

         Section 6. Expenses. The Loan Parties agree to pay or reimburse on demand all costs and expenses, including fees and disbursements of counsel, incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

         Section 7. Governing Law. This Amendment shall be construed in accordance with, and governed by, the laws of the State of North Carolina.

         Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties and their respective successors and assigns and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         Section 9. Subsidiary Guaranty. By no later than November 14, 2002, the Borrower and the Parent Guarantor shall have caused all Subsidiaries that the Borrower and the Parent Guarantor elect to become Subsidiary Guarantors to execute and deliver to the Administrative Agent, for the benefit of the Lenders, a Subsidiary Guarantee, and to provide to the Administrative Agent such documents and certificates as are required by Section 9.1(p)(i) of the Loan Agreement in connection with such Subsidiary Guarantee.

                         [signatures on following pages]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts as of the date first above written.

                             BORROWER:

                             SUMMIT PROPERTIES PARTNERSHIP, L.P., doing business in North Carolina as Summit
                             Properties Partnership, Limited Partnership, as Borrower

                             By: SUMMIT PROPERTIES INC., doing business in North Carolina as Summit Properties Real Estate, Inc.


                                      By: /s/ Gregg D. Adzema
                                          -------------------------------
                                               Name:  Gregg Adzema
                                               Title: Executive Vice President

                             PARENT GUARANTOR:

                             SUMMIT PROPERTIES, INC.


                             By: /s/ Gregg D. Adzema
                                 ----------------------------------------
                                        Name:  Gregg Adzema
                                        Title: Executive Vice President

                             WACHOVIA BANK, NATIONAL ASSOCIATION, as
                             Administrative Agent


                             By: /s/ David Hoagland
                                 ----------------------------------------
                                        Name:  David Hoagland
                                        Title: Vice President

                             WACHOVIA SECURITIES, INC., as Arranger


                             By: /s/ David M. Blackman
                                 ----------------------------------------
                                        Name:  David Blackman
                                        Title: Director


                                      S-1
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                             WACHOVIA BANK, NATIONAL ASSOCIATION, as
                             Syndication Agent


                             By: /s/ David Hoagland
                                 ----------------------------------------
                                        Name:  David Hoagland
                                        Title: Vice President


                             BANK OF AMERICA., N.A., as Documentation Agent


                             By: /s/ Gregg Higson
                                 ----------------------------------------
                                        Name:  Gregg Higson
                                        Title: Vice Pesident


                                      S-2

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                            The Lenders:

                            WACHOVIA BANK, NATIONAL ASSOCIATION



                            By: /s/ David Hoagland
                                -----------------------------------
                                         Name:  David Hoagland
                                         Title: Vice President


                                      S-3

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                            The Lenders:

                            BANK OF AMERICA, N.A.


                            By: /s/ Gregg Higson
                                -----------------------------------
                                         Name:  Gregg Higson
                                         Title: Vice President


                                      S-4

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                            The Lenders:

                            AMSOUTH BANK


                            By: /s/ Brian Coffee
                                -------------------------------------
                                         Name:  Brian Coffee
                                         Title: Vice President



                                      S-5
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                            The Lenders:

                            CHEVY CHASE BANK


                            By: /s/ J. Jordan O'Neill, III
                                ------------------------------------------
                                         Name:  J. Jordan O'Neill, III
                                         Title: Vice President



S-6
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                            The Lenders:

                            SOUTHTRUST BANK

                            By: /s/ Ann Peck
                                ----------------------------------------
                                         Name:  Ann Peck
                                         Title: Assistant Vice President



                                      S-7

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                            The Lenders:

                            CITIZENS BANK OF RHODE ISLAND


                            By:
                                ---------------------------------------
                                         Name:  Craig E. Schermerhorn
                                         Title: Vice President




                                      S-8

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                            The Lenders:

                            EASTERN BANK


                            By: /s/ Brian S. Welch
                                ------------------------------------------
                                         Name:  Brian S. Welch
                                         Title: Assistant Vice President



                                      S-9